Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Net Sales:
Aerospace & Electronics	$139,299	$146,995	$272,944	$298,942
Engineered Materials	58,646	41,772	112,401	79,925
Merchandising Systems	74,527	73,331	144,698	145,026
Fluid Handling	254,587	263,083	502,376	529,573
Controls	25,755	20,310	50,686	47,163

Total Net Sales	$552,814	$545,491	$1,083,105	$1,100,629

Operating Profit:
Aerospace & Electronics	$26,215	$19,099	$50,704	$36,331
Engineered Materials	10,172	4,580	18,712	6,067
Merchandising Systems	8,110	6,675	13,079	9,655
Fluid Handling	32,152	27,059	60,141	63,826
Controls	825	(1,731)	951	(1,317)
Corporate	(12,170)	(10,190)	(25,003)	(31,186)	*

Total Operating Profit	65,304	45,492	118,584	83,376

Interest Income	236	465	461	1,308
Interest Expense	(6,657)	(6,780)	(13,383)	(13,549)
Miscellaneous-Net	(604)	529	(625)	2,240

Income Before Income Taxes	58,279	39,706	105,037	73,375
Provision for Income Taxes	18,116	11,901	31,690	22,141

Net income before allocations to noncontrolling interests	40,163	27,805	73,347	51,234
Less: Noncontrolling interest in subsidiaries’ earnings	122	38	72	157

Net income attributable to common shareholders	40,041	27,767	73,275	51,077

Share Data:
Earnings per Diluted Share	$0.67	$0.47	$1.23	$0.87

Average Diluted Shares Outstanding	59,894	58,728	59,716	58,643
Average Basic Shares Outstanding	58,909	58,459	58,777	58,458

Supplemental Data:
Cost of Sales	$361,779	$369,537	$714,050	$751,546
Selling, General & Administrative	125,731	130,462	250,471	265,707
Depreciation and Amortization **	15,408	14,779	29,845	29,832
Stock-Based Compensation Expense	3,172	2,374	6,344	4,436

*	Includes a charge of $7.25 million related to the settlement of a lawsuit.

**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	June 30, 2010	December 31, 2009
ASSETS
Current Assets
Cash and Cash Equivalents	$335,529	$372,714
Accounts Receivable, net	295,336	282,463
Current Insurance Receivable - Asbestos	35,300	35,300
Inventories, net	299,219	284,552
Other Current Assets	73,026	71,317

Total Current Assets	1,038,410	1,046,346

Property, Plant and Equipment, net	274,232	285,224
Long-Term Insurance Receivable - Asbestos	192,625	213,004
Other Assets	395,084	406,346
Goodwill	766,512	761,978

Total Assets	$2,666,863	$2,712,898

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,032	$1,078
Accounts Payable	152,533	142,390
Current Asbestos Liability	100,300	100,300
Accrued Liabilities	211,178	218,864
Income Taxes	10,660	4,150

Total Current Liabilities	475,703	466,782

Long-Term Debt	398,646	398,557
Long-Term Deferred Tax Liability	29,416	29,578
Long-Term Asbestos Liability	672,848	720,713
Other Liabilities	194,242	203,566

Total Equity	896,008	893,702

Total Liabilities and Equity	$2,666,863	$2,712,898

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended June 30		Six Months Ended June 30
	2010	2009	2010	2009
Operating Activities:
Net income attributable to common shareholders	$40,041	$27,767	$73,275	$51,077
Noncontrolling interest in subsidiaries’ earnings	122	38	72	157

Net income before allocations to noncontrolling interests	40,163	27,805	73,347	51,234
Depreciation and amortization	15,408	14,779	29,845	29,832
Stock-based compensation expense	3,172	2,374	6,344	4,436
Deferred income taxes	6,538	(5,910)	13,220	2,784
Cash provided (used) for operating working capital	11,041	6,997	(20,646)	(20,622)
Other	(12,876)	(499)	(10,721)	(9,390)

Subtotal	63,446	45,546	91,389	58,274
Asbestos related payments, net of insurance recoveries	(16,360)	(15,191)	(27,485)	(12,535)	*

Total provided by operating activities	47,086	30,355	63,904	45,739

Investing Activities:
Capital expenditures	(4,271)	(7,458)	(8,390)	(17,432)
Proceeds from disposition of capital assets	42	622	42	2,325
Payment for acquisition - net of cash acquired	—	—	(51,167)	—

Total used for investing activities	(4,229)	(6,836)	(59,515)	(15,107)

Financing Activities:
Dividends paid	(11,815)	(11,696)	(23,558)	(23,384)
Reacquisition of shares on open market	(9,990)	—	(9,990)	—
Stock options exercised - net of shares reacquired	7,675	884	12,389	247
Excess tax benefit from stock-based compensation	578	—	969	—
Change in short-term debt	(87)	(6,089)	(3,133)	(15,405)

Total used for financing activities	(13,639)	(16,901)	(23,323)	(38,542)

Effect of exchange rate on cash and cash equivalents	(13,273)	16,041	(18,251)	9,044

Increase (decrease) in cash and cash equivalents	15,945	22,659	(37,185)	1,134
Cash and cash equivalents at beginning of period	319,584	210,315	372,714	231,840

Cash and cash equivalents at end of period	$335,529	$232,974	$335,529	$232,974

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

CRANE CO.

Order Backlog

(in thousands)

	June 30, 2010	March 31, 2010	December 31, 2009	September 30 2009	June 30, 2009
Aerospace & Electronics	$394,554	$388,169	$351,004	$369,898	$383,335
Engineered Materials	12,496	14,810	12,070	8,454	9,135
Merchandising Systems	20,346	21,947	23,522	23,574	19,955
Fluid Handling	257,840	253,946	249,901	252,333	256,467
Controls	28,711	26,910	27,958	27,292	28,026

Total Backlog	$713,947	$705,782	$664,455	$681,551	$696,918

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,			Percent Change June 30, 2010	Percent Change June 30, 2010
	2010	2009	2010	2009		Three Months	Six Months
INCOME ITEMS
Net Sales	$552,814	$545,491	$1,083,105	$1,100,629		1.3%	-1.6%

Operating Profit	65,304	45,492	118,584	83,376		43.6%	42.2%

Special Items impacting Operating Profit:
Lawsuit Settlement—Pre-Tax (a)	—	(500)	—	7,250

Restructuring Charges (Gains)- Pre-Tax (b)	(885)	2,295	(750)	1,847

Operating Profit before Special Items	$64,419	$47,287	$117,834	$92,473		36.2%	27.4%

Percentage of Sales	11.7%	8.7%	10.9%	8.4%

Net Income Attributable to Common Shareholders	$40,041	$27,767	$73,275	$51,077
Per Share	$0.67	$0.47	$1.23	$0.87		41.4%	40.9%

Special Items impacting Net Income Attributable to Common Shareholders:

Lawsuit Settlement—Net of Tax (a)	—	(325)	—	4,713
Per Share		$(0.01)		$0.08

Restructuring Charges (Gains)—Net of Tax (b)	(561)	1,692	(475)	1,402
Per Share	$(0.01)	$0.03	$(0.01)	$0.02

Net Income Attributable To Common Shareholders Before Special Items	$39,480	$29,134	$72,800	$57,192		35.5%	27.3%

Per Share	$0.66	$0.50	$1.22	$0.98		32.9%	25.0%

(a)    During the three months ended March 31, 2009, the Company recorded a charge for the settlement of a lawsuit brought against the Company by a customer alleging failure of our fiberglass-reinforced plastic material. During the three months ended June 30, 2009, the Company recorded additional insurance recoveries associated with the aforementioned settlement.

(b)    Amounts represent restructuring charges (gains) in connection with the Restructuring Program.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos—Related Payments	$63,446	$45,546	$91,389	$58,274
Asbestos Related Payments, Net of Insurance Recoveries	(16,360)	(15,191)	(27,485)	(12,535)	*

Cash Provided from Operating Activities	47,086	30,355	63,904	45,739
Less: Capital Expenditures	(4,271)	(7,458)	(8,390)	(17,432)

Free Cash Flow	$42,815	$22,897	$55,514	$28,307

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.